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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) May 15, 2002.



                              STONEPATH GROUP, INC.
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               (Exact name of registrant as specified in charter)



       Delaware                       0-26929                  65-0867684
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(State or other jurisdic-     (Commission File Number)       (IRS Employer
 tion of incorporation)                                    Identification No.)


Two Penn Center Plaza, Suite 605, Philadelphia, PA                     19102
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code 215-564-9193
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                               Not applicable
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

     On May 15, 2002, the Company and certain of its direct and indirect subsidiaries (the "Loan Parties") entered into a Loan and Security Agreement with LaSalle Business Credit, Inc. providing for a credit facility of up to $15.0 million (the "Revolving Credit Facility") which expires on May 15, 2004. The Revolving Credit Facility is collateralized by substantially all assets of the Loan Parties. The Revolving Credit Facility requires the Loan Parties to meet certain financial objectives and maintain certain financial covenants with respect to, among other things, cash flow coverage ratio, funded debt to consolidated earnings before interest, taxes, depreciation and amortization ("EBITDA") ratio, consolidated net income and consolidated EBITDA.

     The Revolving Credit Facility provides for advances of up to 85% of the eligible accounts receivable of the Loan Parties. Advances under the Revolving Credit Facility are to be used to fund operating expenses, for general corporate purposes, and to finance future acquisitions that comply with certain guidelines established within the Revolving Credit Facility. Borrowings shall bear interest, at the Company's option, at the prime rate or LIBOR plus 2.25% and can be adjusted up or down during the term based on the Company's performance relative to certain financial covenants.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits

             10.12 Loan and Security Agreement dated as of May 15, 2002 between LaSalle Business Credit, Inc. and Stonepath Group, Inc., Contract Air, Inc., Distribution Services, Inc., Global Transportation Services, Inc., Global Container Line, Inc., M.G.R., Inc., d/b/a Air Plus Limited, Net Value, Inc., Stonepath Logistics Domestic Services, Inc., Stonepath Logistics International Services, Inc. and Stonepath Operations, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STONEPATH GROUP, INC.



Date: May 16, 2002                         By:  /s/ Dennis L Pelino
                                           -----------------------------------
                                           Name:  Dennis L. Pelino
                                           Title: Chairman and Chief Executive
                                                      Officer



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                                  EXHIBIT INDEX

No.
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EX-10.12      Loan and Security Agreement dated as of May 15, 2002 between
              LaSalle Business Credit, Inc. and Stonepath Group, Inc., Contract Air, Inc., Distribution Services, Inc., Global Transportation Services, Inc., Global Container Line, Inc., M.G.R., Inc., d/b/a Air Plus Limited, Net Value, Inc., Stonepath Logistics Domestic Services, Inc., Stonepath Logistics International Services, Inc. and Stonepath Operations, Inc.